EXHIBIT 24.1

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the surrender of shares, or the exercise or surrender of any options assumed or exchanged by the Corporation, that were issued in each case by Cognos, Inc. hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

The undersigned further hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell, Daniel J. Fortin and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all tender offer statements or documents and any and all amendments to the aforementioned documents, and to file said documents so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC or any regulatory authority outside the United States, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25 day of September 2007.

/s/ Cathleen P. Black
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the surrender of shares, or the exercise or surrender of any options assumed or exchanged by the Corporation, that were issued in each case by Cognos, Inc. hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

The undersigned further hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell, Daniel J. Fortin and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all tender offer statements or documents and any and all amendments to the aforementioned documents, and to file said documents so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC or any regulatory authority outside the United States, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25 day of September 2007.

/s/ Willam R. Brody
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the surrender of shares, or the exercise or surrender of any options assumed or exchanged by the Corporation, that were issued in each case by Cognos, Inc. hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

The undersigned further hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell, Daniel J. Fortin and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all tender offer statements or documents and any and all amendments to the aforementioned documents, and to file said documents so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC or any regulatory authority outside the United States, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25 day of September 2007.

/s/ Kenneth I. Chenault
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC’) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the surrender of shares, or the exercise or surrender of any options assumed or exchanged by the Corporation, that were issued in each case by Cognos, Inc. hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

The undersigned further hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E O’Donnell, Daniel J. Fortin and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all tender offer statements or documents and any and all amendments to the aforementioned documents, and to file said documents so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC or any regulatory authority outside the United States, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25 day of September 2007.

/s/ Michael L. Eskew
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the surrender of shares, or the exercise or surrender of any options assumed or exchanged by the Corporation, that were issued in each case by Cognos, Inc. hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

The undersigned further hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell, Daniel J. Fortin and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all tender offer statements or documents and any and all amendments to the aforementioned documents, and to file said documents so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC or any regulatory authority outside the United States, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as 1 might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25 day of September 2007.

/s/ Shirley Ann Jackson
Director

POWER OF ATTORNEY OF MARK LOUGHRIDGE

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the surrender of shares, or the exercise or surrender of any options assumed or exchanged by the Corporation, that were issued in each case by Cognos, Inc. hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

The undersigned further hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell, Daniel J. Fortin and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all tender offer statements or documents and any and all amendments to the aforementioned documents, and to file said documents so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC or any regulatory authority outside the United States, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25 day of September 2007.

/s/ Mark Loughridge
Mark Loughridge Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the surrender of shares, or the exercise or surrender of any options assumed or exchanged by the Corporation, that were issued in each case by Cognos, Inc. hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

The undersigned further hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell, Daniel J. Fortin and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all tender offer statements or documents and any and all amendments to the aforementioned documents, and to file said documents so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC or any regulatory authority outside the United States, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25 day of September 2007.

/s/ Minoru Makihara
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the surrender of shares, or the exercise or surrender of any options assumed or exchanged by the Corporation, that were issued in each case by Cognos, Inc. hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

The undersigned further hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell, Daniel J. Fortin and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all tender offer statements or documents and any and all amendments to the aforementioned documents, and to file said documents so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC or any regulatory authority outside the United States, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25 day of September 2007.

/s/ Lucio Noto
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the surrender of shares, or the exercise or surrender of any options assumed or exchanged by the Corporation, that were issued in each case by Cognos, Inc. hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

The undersigned further hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell, Daniel J. Fortin and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all tender offer statements or documents and any and all amendments to the aforementioned documents, and to file said documents so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC or any regulatory authority outside the United States, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25 day of September 2007.

/s/ James W. Owens
Director

POWER OF ATTORNEY OF SAMUEL J. PALMISANO

KNOW ALL PERSONS BY THESE PRESENTS, that 1, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the surrender of shares, or the exercise or surrender of any options assumed or exchanged by the Corporation, that were issued in each case by Cognos, Inc. hereby constitute and appoint Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

The undersigned further hereby constitute and appoint Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell, Daniel J. Fortin and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all tender offer statements or documents and any and all amendments to the aforementioned documents, and to file said documents so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC or any regulatory authority outside the United States, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25 day of September 2007.

/s/ Samuel J. Palmisano
Samuel J. Palmisano Chairman, President and Chief Executive Officer

POWER OF ATTORNEY OF TIMOTHY S. SHAUGHNESSY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the surrender of shares, or the exercise or surrender of any options assumed or exchanged by the Corporation, that were issued in each case by Cognos, Inc. hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

The undersigned further hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell, Daniel J. Fortin and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all tender offer statements or documents and any and all amendments to the aforementioned documents, and to file said documents so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC or any regulatory authority outside the United States, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25 day of September 2007.

/s/ Timothy Shaughnessy
Timothy S. Shaughnessy Vice President and Controller

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the surrender of shares, or the exercise or surrender of any options assumed or exchanged by the Corporation, that were issued in each case by Cognos, Inc. hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

The undersigned further hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell, Daniel J. Fortin and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all tender offer statements or documents and any and all amendments to the aforementioned documents, and to file said documents so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC or any regulatory authority outside the United States, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25 day of September 2007.

/s/ Joan E. Spero
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the surrender of shares, or the exercise or surrender of any options assumed or exchanged by the Corporation, that were issued in each case by Cognos, Inc. hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

The undersigned further hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Martin Schroeter, Daniel E. O’Donnell, Daniel J. Fortin and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all tender offer statements or documents and any and all amendments to the aforementioned documents, and to file said documents so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC or any regulatory authority outside the United States, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25 day of September 2007.

/s/ Sidney Taurel
Director